EXHIBIT 99.2

2005 3rd Quarter Earnings Release November 1, 2005

Forward-Looking Statements Williams Partners L.P. is a limited partnership recently formed by The Williams Companies, Inc. Our reports, filings, and other public announcements might contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by the use of forward-looking words, such as "anticipate," believe," "could," "continue," "estimate," "expect," "forecast," "may," "plan," "potential," "project," "schedule," "will," and other similar words. These statements are based on our intentions, beliefs, and assumptions about future events and are subject to risks, uncertainties, and other factors. Actual results could differ materially from those contemplated by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such statements, other factors could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements. Those factors include, among others: We may not have sufficient cash from operations to enable us to pay the minimum distribution following establishment of cash reserves and payment of fees and expenses, including payments to our general partner. Because of the natural decline in production from existing wells, our success depends on our ability to obtain new sources of natural gas supply, which is dependent on factors beyond our control, including Discovery's ability to complete its Tahiti lateral expansion project. Any decrease in supplies of natural gas could adversely affect our business and operating results. Our processing, fractionation and storage business could be affected by any decrease in the price of natural gas liquids or a change in the price of natural gas liquids relative to the price of natural gas. Williams' revolving credit facility and Williams' public indentures contain financial and operating restrictions that may limit our access to credit. In addition, our ability to obtain credit in the future will be affected by Williams' credit ratings. Our general partner and its affiliates have conflicts of interest and limited fiduciary duties, which may permit them to favor their own interests to the detriment of our unitholders. Even if unitholders are dissatisfied, they cannot initially remove our general partner without its consent. You may be required to pay taxes on your share of our common income even if you do not receive any cash distributions from us. Our operations are subject to operational hazards and unforeseen interruptions for which we may or may not be adequately insured. We depend on certain key customers and producers for a significant portion of our revenues and supply of natural gas and natural gas liquids. The loss of any of these key customers or producers could result in a decline in our revenues and cash available to pay distributions. If third-party pipelines and other facilities interconnected to our pipelines and facilities become unavailable to transport natural gas and natural gas liquids or to treat natural gas, our revenues and cash available to pay distributions could be adversely affected. In light of these risks, uncertainties, and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time that we have described. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3Q05 Overview Steve Malcolm Chairman of the Board & CEO

Headlines Solid operations, results affected by unusual items Hurricane impact minor - volumes flowing Acquisition candidate identified Overview

Initial Williams Acquisition Identified Overview Acquisition of approximately 25% interest in Williams' Four Corners area gathering and processing assets planned Terms, including price, subject to approval of boards of both Williams Partners' general partner and Williams Assuming such approvals obtained, Williams Partners expects the transaction to be complete in 2Q '06 Williams' Four Corners Gathering and Processing Assets Operating Income Plus Depreciation, 100% Basis Dollars in millions, unaudited 2005 through Sept. 30 2004 2003 2002 $136 $165 $151 $154

Financial Overview Don Chappel Chief Financial Officer

Financial Overview Partnership Results

Discovery Results Financial Overview Discovery Producer Services 100% Consolidated Financial Results 3rd Qtr YTD Dollars in millions 2005 2004 2005 2004 Revenues 19.1 $ 20.9 $ 69.4 $ 76.7 $ Total costs and expenses 18.9 21.0 62.0 68.4 Net income (loss) 0.2 $ (0.1) $ 7.4 $ 8.3 $ Partnership's 40% interest 0.1 (0.1) 3.0 3.3 Capitalized interest amortization 0.0 (0.0) 0.0 (0.1) Equity earnings per the Partnership's Consolidated Statements of Operations 0.1 $ (0.1) $ 3.0 $ 3.2 $

Adjusted EBITDA Financial Overview

Distributable Cash Flow Financial Overview 3rd Qtr YTD Dollars in millions 2005 2004 2005 2004 Distributable Cash Flow: Williams Partners L.P. excluding Discovery (0.5) $ 2.2 $ 6.0 $ 7.1 $ Discovery - our 40% interest 2.3 2.1 9.0 9.7 Total 1.8 $ 4.3 $ 15.0 $ 16.8 $ Cash Balance at September 30, 2005 14.5 $ Note: Distributable Cash Flow is a non-GAAP measure. A reconciliation to its most relevant measure included in GAAP is included at the end of this presentation.

Business Segment Update Alan Armstrong Chief Operating Officer

3Q05 Operations Recap Business Segment Update NGL Services Segment Storage volumes and contracts continue to strengthen Storage volumes increased year over year Short term leases at historical highs Secured second workover rig Results reduced by non-cash inventory adjustment Fractionation volumes steady Partner allocations and summer heat hampered 3Q throughput Backlogged feedstock inventory Delaying November plant turnaround

3Q05 Operations Recap Business Segment Update Gathering and Processing Segment Gulf of Mexico deepwater projects Tahiti construction underway Gomez - 4th quarter startup Hurricane effect Hurricanes Dennis, Katrina & Rita Impacts minimal Currently flowing in excess of pre-hurricane levels Stranded gas creates opportunities on Discovery

Discovery's Solutions for Stranded Gas Currently flowing 76 BBtud under IT rates Utilizes recently completed market expansion interconnect with Tennessee Gas Pipeline Issued two open seasons for firm capacity 250 BBtud from TETCO 250 BBtud from Tennessee Business Segment Update

Key Points Summary Diverse, strategic assets with strong support Hurricane impacts minor Incremental throughput opportunities on Discovery Williams acquisition potential exciting

Q&A

Non-GAAP Reconciliations

Non-GAAP Disclaimer This presentation includes certain financial measures, Adjusted EBITDA Excluding Investment in Discovery, in our case, and, Adjusted EBITDA in Discovery's case, and Distributable Cash Flow that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. For Williams Partners L.P., we define Adjusted EBITDA Excluding Investment in Discovery as the sum of net income (loss) plus interest (income) expense and depreciation and accretion, and the amortization of a natural gas contract, less our equity earnings in Discovery and we also adjust for certain non-cash, non-recurring items. For Discovery, we define Adjusted EBITDA as net income plus interest (income) expense, depreciation and accretion. Our equity share of Discovery's Adjusted EBITDA is 40%. For Williams Partners L.P. we define Distributable Cash Flow as net income (loss) plus interest (income) expense and depreciation and accretion, and the amortization of a natural gas contract, less our equity earnings in Discovery, as well as adjustments for certain non-cash, non-recurring items, plus reimbursements from Williams under an omnibus agreement and less maintenance capital expenditures. For Discovery we define Distributable Cash Flow as net income (loss) plus interest (income) expense, depreciation and accretion and less maintenance capital expenditures. Our equity share of Discovery's Distributable Cash Flow is 40%. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Partnership's assets and the cash that the business is generating. Neither Adjusted EBITDA nor Distributable Cash Flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income (loss) or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Non-GAAP Reconciliation